                       MetLife Investors Insurance Company

                                Power of Attorney

                               Michael K. Farrell
          Chairman of the Board, President and Chief Executive Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, Chairman of the Board, President and Chief Executive Officer of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of July, 2009.


                                          /s/ Michael K. Farrell
                                          --------------------------------------
                                          Michael K. Farrell

                       MetLife Investors Insurance Company

                                Power of Attorney

                                 Susan A. Buffum
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Susan A. Buffum, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2009.


                                          /s/ Susan A. Buffum
                                          --------------------------------------
                                          Susan A. Buffum

                       MetLife Investors Insurance Company

                                Power of Attorney

                               Elizabeth M. Forget
                      Director and Executive Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Executive Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of July, 2009.


                                          /s/ Elizabeth M. Forget
                                          --------------------------------------
                                          Elizabeth M. Forget

                       MetLife Investors Insurance Company

                                Power of Attorney

                                  George Foulke
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, George Foulke, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 2009.


                                          /s/ George Foulke
                                          --------------------------------------
                                          George Foulke

                       MetLife Investors Insurance Company

                                Power of Attorney

                                 Jay S. Kaduson
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jay S. Kaduson, a Director and Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 2009.


                                          /s/ Jay S. Kaduson
                                          --------------------------------------
                                          Jay S. Kaduson

                       MetLife Investors Insurance Company

                                Power of Attorney

                              Bennett D. Kleinberg
                           Director and Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Bennett D. Kleinberg, a Director and Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of July, 2009.


                                          /s/ Bennett D. Kleinberg
                                          --------------------------------------
                                          Bennett D. Kleinberg

                       MetLife Investors Insurance Company

                                Power of Attorney

                               Richard C. Pearson
        Director, Vice President, Associate General Counsel and Secretary

     KNOW ALL MEN BY THESE PRESENTS, that I, Richard C. Pearson, a Director, Vice President, Associate General Counsel and Secretary of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., Michael K. Farrell, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2009.


                                          /s/ Richard C. Pearson
                                          --------------------------------------
                                          Richard C. Pearson

                       MetLife Investors Insurance Company

                                Power of Attorney

                                Paul A. Sylvester
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Paul A. Sylvester, a Director of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of July, 2009.


                                          /s/ Paul A. Sylvester
                                          --------------------------------------
                                          Paul A. Sylvester

                       MetLife Investors Insurance Company

                                Power of Attorney

                                Jeffrey A. Tupper
                      Director and Assistant Vice President

     KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey A. Tupper, a Director and Assistant Vice President of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of July, 2009.


                                          /s/ Jeffrey A. Tupper
                                          --------------------------------------
                                          Jeffrey A. Tupper

                       MetLife Investors Insurance Company

                                Power of Attorney

                                 James J. Reilly
                             Vice President- Finance

     KNOW ALL MEN BY THESE PRESENTS, that I, James J. Reilly, the Vice President- Finance of MetLife Investors Insurance Company, a Missouri company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., Michael K. Farrell, Richard C. Pearson, Gina C. Sandonato and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

     . MetLife Investors Variable Annuity Account One (Class C Variable Annuity File No. 333-59864, Class A Variable Annuity File No. 333-54358, Class L and Class L - 4 Year Variable Annuity File No. 333-52272, Class VA, Class AA and Class B Variable Annuity File No. 333-50540, Class XC Variable Annuity File No. 333-51950, Navigator-Select, Custom-Select, Russell-Select Variable Annuity File No. 333-34741, COVA Variable Annuity, Firstar Summit Variable Annuity, Premier Advisor Variable Annuity, Destiny Select Variable Annuity, Prevail Variable Annuity File No. 033-39100, COVA Series A File No. 333-90405, COVA Variable Annuity SPDA File No. 033-14979, Class C Variable Annuity File No. 333-______, Class A Variable Annuity File No. 333-______, Class L and Class L - 4 Year Variable Annuity File No. 333-_____, Class VA, Class AA, and Class B Variable Annuity File No. 333-______, Class XC Variable Annuity File No. 333-______, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-______, Series A Variable Annuity File No. 333-_____, COVA Variable Annuity File No. 333-______),

     . MetLife Investors Variable Life Account One (Class VL File No. 333-69522, Custom Select and Russell Select Variable Life File No. 333-83197, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-83165, Modified Single Premium Variable Life File No. 333-17963, Class VL File No. 333-______, Custom Select and Russell Select Variable Life File No. 333-______, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-______, Modified Single Premium Variable Life File No. 333-______),

     . MetLife Investors Variable Annuity Account Five (Class C Variable Annuity File No. 333-138566, Class A Variable Annuity File No. 333-138567, Class L and Class L - 4 Year Variable Annuity File No. 333-138564, Class VA, Class AA, and Class B Variable Annuity File No. 333-138563, Class XC Variable Annuity File No. 333-138562, Navigator-Select Variable Annuity, Custom-Select Variable Annuity and Russell-Select Variable Annuity File No. 333-138569, Series A File No. 333-138572, COVA Variable Annuity File No. 333-138571),

     . MetLife Investors Variable Life Account Five (Class VL File No. 333-138575, Custom Select and Russell Select Variable Life File No. 333-138574, Custom Select and Russell Select Joint & Last Survivor Variable Life File No. 333-138573, Modified Single Premium Variable Life File No. 333-138576),

     . COVA Variable Annuity Account Four (Individual Deferred Variable Annuity 033-45223),

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of July, 2009.


                                          /s/ James J. Reilly
                                          --------------------------------------
                                          James J. Reilly